                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

             CURRENT REPORT Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934.

        Date of Report (date of earliest event reported):  May 22, 2000.
                                                           ------------


                                ONDISPLAY, INC.
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            (Exact name of Registrant as specified in its charter)

         Delaware                                    000-28455                                 68-0391052
---------------------------------          ------------------------------              -------------------------
(State or other jurisdiction of                (Commission File Number)                     (I.R.S. Employer
incorporation)                                                                             Identification No.)

            12667 ALCOSTA BOULEVARD, SUITE 250, SAN RAMON, CA  94583
          -----------------------------------------------------------
          (Address of principal executive offices including Zip Code)

                                    (925) 480-1000
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              (Registrant's telephone number, including area code)

                                      N/A
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 5.  CHANGES IN CONTROL OF REGISTRANT.

     On May 22, 2000, the Registrant issued a joint press release with Vignette Corporation ("Vignette") (attached hereto as Exhibit 99.1) announcing it signed an Agreement and Plan of Merger by and among Vignette, Wheels Acquisition Corp. ("Wheels"), a wholly owned subsidiary of Vignette, and Registrant (attached hereto as Exhibit 2.1), pursuant to which (i) Wheels will commence an exchange offer for all of the issued and outstanding shares of Registrant common stock, from which (ii) Wheels will merge with and into Registrant and Registrant will become a wholly owned subsidiary of Vignette. The exchange and the merger are subject to customary closing conditions, including the termination or expiration of a waiting period under the Hart-Scott-Rodino Antitrust Improvements Act. The information contained in the press release and the agreement and plan of merger is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit Number      Description
---------------     ----------------------------------------------------------
2.1                 Agreement and Plan of Merger by and among Vignette
                    Corporation, Wheels Acquisition Corp. and OnDisplay, Inc.
99.1                OnDisplay, Inc. and Vignette Joint Press Release, dated
                    May 22, 2000.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 26, 2000                 ONDISPLAY, INC.

                                    By:  /s/ Dave Larson
                                         -------------------------------
                                         (name) Dave Larson
                                         -------------------------------
                                         (title) Chief Financial Officer
                                         -------------------------------